LargeCap Growth Account I - Class 1 and Class 2 Shares
Principal Variable Contracts Funds, Inc. Summary Prospectus May 1, 2018 as amended December 17, 2018
Before you invest, you may want to review the Account's prospectus, which contains more information about the Account and its risks. You can find the Account's prospectus and other information about the Account online at www.principalfunds.com/pvcprospectus. You can also get this information at no cost by calling 1‑800-222-5852 or by sending an email request to prospectus@principalfunds.com.
This Summary Prospectus incorporates by reference the Statutory Prospectus dated May 1, 2018, as supplemented on June 18, 2018, July 13, 2018, September 17, 2018, October 9, 2018 and December 17, 2018, and the Statement of Additional Information dated May 1, 2018, as supplemented on June 18, 2018, July 30, 2018, August 10, 2018, September 17, 2018, October 9, 2018 and December 17, 2018 (which may be obtained in the same manner as the Prospectus).
On December 11, 2018, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved the forced conversion of this Account’s Class 2 shares into Class 1 shares. Following the close of business on June 14, 2019, Class 2 shares will automatically convert into Class 1 shares of the Account on the basis of the share classes’ relative net asset values on such date without the imposition of a sales charge or any other charge. At such time, delete references to Class 2 shares of the Account from this prospectus.

Objective:	The Account seeks long-term growth of capital.
Fees and Expenses of the Account
This table describes the fees and expenses that you may pay if you buy and hold shares of the Account. These fees and expenses do not reflect the fees and expenses of any variable insurance contract that may invest in the Account and would be higher if they did.
Annual Account Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	0.25%
Other Expenses	0.02%	0.02%
Total Annual Account Operating Expenses	0.77%	1.02%
Fee Waiver (1)	(0.02)%	(0.02)%
Total Annual Account Operating Expenses after Fee Waiver	0.75%	1.00%

(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Account's Management Fees through the period ending April 30, 2019. The fee waiver will reduce the Account's Management Fees by 0.016% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the fee waiver prior to the end of the period.

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Example
This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Account for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Account’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LargeCap Growth Account I - Class 1	$77	$244	$426	$952
LargeCap Growth Account I - Class 2	102	323	561	1,246
Portfolio Turnover
The Account pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Account operating expenses or in the example, affect the Account’s performance. During the most recent fiscal year, the Account’s portfolio turnover rate was 36.2% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Account invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of purchase. For this Account, companies with large market capitalizations are those with market capitalizations within the range of companies comprising the Russell 1000® Growth Index (as of December 31, 2017, this range was between approximately $1.2 billion and $868.9 billion). The Account invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Global Investors, LLC invests up to 30% of the Account's assets in equity securities in an attempt to match or exceed the performance of the Russell 1000® Growth Index by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index. The Account's remaining assets are managed by the sub-advisors.
Principal Risks
The value of your investment in the Account changes with the value of the Account's investments. Many factors affect that value, and it is possible to lose money by investing in the Account. An investment in the Account is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Account, in alphabetical order, are:
Equity Securities Risk. The value of equity securities could decline if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style), may underperform other market segments or the equity markets as a whole.

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Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Performance
The following information provides some indication of the risks of investing in the Account. Past performance is not necessarily an indication of how the Account will perform in the future. You may get updated performance information by calling 1-800-222-5852.

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The bar chart shows changes in the Account's performance from year to year. The table shows how the Account's average annual returns for 1, 5, and 10 years (or, if shorter, the life of the Account) compare with those of one or more broad measures of market performance. Performance figures for the Account do not include any separate account expenses, cost of insurance, or other contract-level expenses; total returns for the Account would be lower if such expenses were included.
For periods prior to the inception date of Class 2 shares (May 1, 2015), the performance shown in the table for Class 2 shares is that of the Account's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. These adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares.
Total Returns as of December 31

Highest return for a quarter during the period of the bar chart above:	Q2 '09	19.90%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(22.69)%

Average Annual Total Returns
For the periods ended December 31, 2017	1 Year	5 Years	10 Years
LargeCap Growth Account I - Class 1	33.71%	16.63%	10.50%
LargeCap Growth Account I - Class 2	33.38%	16.36%	10.24%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	30.21%	17.33%	10.00%
Management
Investment Advisor and Portfolio Managers:
Principal Global Investors, LLC

•	James W. Fennessey (since 2009), Portfolio Manager

•	Randy L. Welch (since 2009), Portfolio Manager
Sub-Advisors:
Brown Advisory, LLC
T. Rowe Price Associates, Inc.
Tax Information
The Fund intends to comply with applicable variable asset diversification regulations. Taxation to you will depend on what you do with your variable life insurance or variable annuity contract. See your variable product prospectus for information about the tax implications of investing in the Accounts.

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Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, to recommend one Account or share class of the Fund over another Account or share class, or to recommend one variable annuity, variable life insurance policy or mutual fund over another. Ask your salesperson or visit your financial intermediary's website for more information.

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